UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.15

ANNUAL REPORT

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 24, 2015

Annual Report

This report provides management’s discussion of fund performance for AB All Market Alternative Return Portfolio (the “Fund”) for the annual reporting period ended October 31, 2015. The Fund commenced operations on March 9, 2015.

Investment Objective and Policies

The Fund’s investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional or “alternative” investment strategies (the “Strategies”). The Fund utilizes AllianceBernstein L.P.’s (the “Adviser’s”) fundamental and quantitative research to identify and implement Strategies that in the aggregate are expected to deliver moderate absolute returns with low correlation to traditional asset classes such as equity and fixed-income securities. The Adviser seeks to identify tactical investment opportunities within and across these Strategies and actively adjust the Fund’s exposure to each Strategy and to different approaches within each Strategy in order to improve returns and control risks.

The Adviser allocates the Fund’s assets principally among the following Strategies:

Equity Hedge—The Equity Hedge Strategy will involve taking long positions in certain securities or instruments in the expectation that they will increase in value and taking short positions in other securities or instruments in the expectation that they will decrease in value. The Fund may take long positions through the direct purchase of securities and/or through derivative instruments, and may likewise take short positions through short sales and/or derivatives. In a short sale transaction, the Fund sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender. Under this Strategy, the Adviser may consider different factors, such as valuation and price momentum, in determining the securities and instruments in which to take long and short positions. The Fund may invest in one or more countries, and may focus on a specified sector, industry or market capitalization at any given time. This Strategy may include equity volatility strategies, in which the Fund would take long and short positions in equity volatility derivatives (i.e., derivative instruments the return on which explicitly depends on some measure of the volatility of the price of the underlying asset) where the Adviser deems such positions attractive.

Relative Value—The Relative Value Strategy seeks to identify and benefit from price discrepancies between and among various currencies, interest rates, credit instruments and commodities. The Strategy will attempt to exploit these discrepancies through long and short positions in related assets. This Strategy may also invest in volatility derivatives related to currencies, interest rates, credit instruments and commodities.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	1

Macro—The Macro Strategy aims to identify and exploit opportunities across global asset classes and indexes. (The focus on opportunities across asset classes helps differentiate this Strategy from relative value, which focuses on opportunities within asset classes.) This Strategy is driven primarily by considerations relating to asset classes and countries, including considerations of a macroeconomic or technical nature, rather than “bottom-up” individual security analysis. As part of this Strategy, the Fund may invest in all major markets—equity, fixed-income (including both interest rate and credit instruments), real estate investment trusts (“REITs”), currencies and commodities, though not always at the same time—and may take both long and short positions in these markets.

Event Driven—This Strategy seeks to take advantage of information inefficiencies resulting from particular market events or themes. As part of this Strategy, the Fund may take long positions, or both long and short positions, in sectors or countries or in accordance with investment themes to attempt to exploit these inefficiencies. The goal of the Strategy is to profit when the price of an instrument changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. The Adviser will use fundamental and quantitative analysis to seek to take advantage of specific events, and may do so through almost any type of securities or instruments, including equity securities, fixed-income securities, currencies or commodities. At those times when the Adviser has not identified any events or themes that it believes the Fund can effectively take advantage of, no Fund assets will be allocated to this Strategy.

In pursuing these Strategies, the Fund expects to invest in a wide range of securities and financial instruments, including equity and fixed-income securities and related derivatives transactions, such as options, futures forwards and swaps. The Fund’s fixed-income investments may be of any quality or maturity and include corporate obligations, obligations of US and foreign governments, and mortgage-backed or other types of asset-backed securities. The Fund may also invest in REITs, currencies and currency derivatives, and commodity derivatives. Some of the Strategies will frequently be implemented through sector-based and index-based derivatives or exchange-traded funds (“ETFs”), rather than through specific securities or derivatives related to specific securities.

Derivatives such as options, futures, forwards and swaps may provide more efficient and economical exposure to market segments than direct investments. The Fund’s market exposures may at times be achieved almost entirely through the use of derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risks and returns of these investments

2	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

relative to direct investments and the costs of such transactions. The Fund’s use of derivatives is expected to create aggregate notional exposure substantially in excess of the Fund’s net assets, effectively leveraging the Fund. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a significant portion of the Fund’s assets may be held in cash or invested in cash equivalents, such as short-term US government and agency securities, repurchase agreements and money market funds.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein All Market Alternative Return Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and foreign currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 7 shows the Fund’s performance compared to its benchmark, the Barclays 3-Month Treasury Bill Index, for the six-month period ended October 31, 2015 and the period since the Fund’s inception through October 31, 2015.

The Fund is a liquid strategy designed to have low correlation to traditional assets by utilizing a diverse array of Strategies using daily traded derivative instruments. The Fund has an unconstrained opportunity set across global asset classes, geographies and styles.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	3

Over both periods, all share classes of the Fund underperformed the benchmark, before sales charges. Within the Fund’s Equity Hedge Strategy, single stock selection detracted, relative to the benchmark, while country allocation contributed during both periods; within the Relative Value Strategy, fixed-income and commodities detracted. Also within Relative Value, developed market currencies detracted while emerging market currencies contributed. In the Macro Strategy, credit default swap, inflation swap and equity futures positions added to performance. The Fund did not undertake any positions that would be categorized as Event Driven.

The Fund utilized derivatives for hedging and investment purposes during both periods, including futures, inflation swaps, written options and written swaptions, which added to performance in absolute terms; currency forwards, interest rate swaps and purchased options detracted and dividend swaps had an immaterial impact. Total return swaps for hedging and investment purposes detracted during the six-month period and added during the period since inception.

Market Review and Investment Strategy

The beginning of the 2015 was marked by a continued decline in oil prices and a drop in interest rates. On average, the first half of 2015 had very low volatility but recurring worries about China and Greece led to multiple spikes in market volatility. At the end of August, growth concerns over China and other emerging markets, combined with Chinese currency devaluation, caused a spike in volatility and a drawdown in stock markets; emerging market concerns also contributed to losses in commodities over the period. Through the early part of 2015, bonds fell but then rose again, as volatility in equity markets surged in August. REITs—given their interest rate sensitivity—moved in a directionally similar fashion to bonds, with larger swings in both directions. Uncertainty around the US Federal Reserve’s plans to raise interest rates also contributed to fluctuations in volatility.

Over the course of both periods, the Fund’s Senior Investment Management Team (the “Team”) reduced overall exposure to Relative Value, such as Relative Value investments in developed market currencies and fixed-income securities, while increasing exposure to Relative Value emerging market currencies. The Team increased exposure to the Equity Hedge Strategy across countries and sectors, during both periods.

4	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 3-Month Treasury Bill Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 3-Month Treasury Bill Index represents the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of the Fund’s assets among different Strategies and asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value (“NAV”) when one of these asset classes is performing better or worse than others.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund intends to use leveraging techniques to a significant extent, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivatives transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Event Driven Risk: Event Driven investing requires the Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2015 (unaudited)	NAV Returns
	6 Months	Since Inception†
AB All Market Alternative Return Portfolio*
Class A	-2.00%	-1.80%

Class C	-2.40%	-2.30%

Advisor Class‡	-1.90%	-1.70%

Benchmark: Barclays 3-Month Treasury Bill Index	0.02%	0.03%

*    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

†     Inception date: 3/9/2015.

‡     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 3/9/15* TO 10/31/15

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Alternative Return Portfolio’s Class A shares (from 3/9/15* to 10/31/15) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 3/9/2015.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	-1.80%	-5.94%

Class C Shares
Since Inception*	-2.30%	-3.28%

Advisor Class Shares†
Since Inception*	-1.70%	-1.70%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.85%, 2.62% and 1.60% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.55%, 2.30% and 1.30% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 4, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 3/9/2015.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	-5.36%

Class C Shares
Since Inception*	-2.58%

Advisor Class Shares†
Since Inception*	-1.10%

*	Inception date: 3/9/2015.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$980.00	$7.74	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Class C
Actual	$1,000	$976.00	$11.46	2.30%
Hypothetical**	$1,000	$1,013.61	$11.67	2.30%
Advisor Class
Actual	$1,000	$981.00	$6.49	1.30%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

10	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $17.7

PORTFOLIO BREAKDOWN†

Equity	37.2%
Currency	28.3%
Commodity	19.2%
Fixed Income	15.3%

*	All data are as of October 31, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see the “Portfolio Breakdown” on this page and the “Portfolio of Investments” section of the report for additional details).

†

All data are as of October 31, 2015. The Portfolio Breakdown includes derivative exposure and is expressed as approximate percentages of the Fund’s total exposure, based on the Adviser’s internal classification and each holding’s estimated contribution to portfolio risk. The percentages will vary over time.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	11

Portfolio Summary

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 1.0%
Funds and Investment Trusts – 1.0%
iShares MSCI Norway Capped ETF (cost $183,879)	8,400	$172,788

SHORT-TERM INVESTMENTS – 86.3%
Investment Companies – 52.4%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(a)(b) (cost $9,261,366)	9,261,366	9,261,366

	Principal Amount (000)
U.S. Treasury Bills – 33.9%
U.S. Treasury Bill
Zero Coupon, 1/14/16(c)	$3,000	2,999,568
Zero Coupon, 1/28/16	3,000	2,999,982

Total U.S. Treasury Bills (cost $5,999,550)		5,999,550

Total Short-Term Investments (cost $15,260,916)		15,260,916

Total Investments – 87.3% (cost $15,444,795)		15,433,704
Other assets less liabilities – 12.7%		2,243,094

Net Assets – 100.0%		$17,676,798

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Year Canadian Bond Futures	16	December 2015	$1,750,656	$1,719,180	$(31,476)
Amsterdam Index Futures	1	November 2015	94,814	101,454	6,640
CAC 40 10 EURO Futures	9	November 2015	454,625	484,501	29,876
Live Cattle Feeder Futures	6	December 2015	334,458	340,140	5,682
Cocoa Futures	9	December 2015	290,189	293,310	3,121
DAX Index Futures	1	December 2015	266,599	297,442	30,843
FTSE/MIB Index Futures	1	December 2015	116,676	123,392	6,716
Gasoline RBOB Futures	2	November 2015	111,053	115,214	4,161
Gold 100 OZ Futures	6	December 2015	701,015	684,840	(16,175)

12	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2015	Unrealized Appreciation/ (Depreciation)
Hang Seng Index Futures	13	November 2015	$1,931,481	$1,902,382	$(29,099)
IBEX 35 Index Futures	1	November 2015	109,484	113,101	3,617
Lean Hogs Futures	27	December 2015	704,161	639,360	(64,801)
Low SU Gasoil Futures	6	December 2015	287,411	276,000	(11,411)
MSCI Singapore IX ETS Futures	27	November 2015	1,332,842	1,292,855	(39,987)
OMXS 30 Index Futures	61	November 2015	1,032,719	1,068,127	35,408
PRI Aluminum LME Futures	10	December 2015	394,531	366,313	(28,218)
Soybean Futures	2	January 2016	90,781	88,575	(2,206)
Soybean Meal Futures	17	December 2015	531,470	517,480	(13,990)
Tin LME Futures	4	December 2015	299,512	300,140	628
TOPIX Index Futures	1	December 2015	117,392	129,154	11,762
U.S. T-Note 10 Yr (CBT) Futures	14	December 2015	1,796,810	1,787,625	(9,185)
UK Long Gilt Bond Futures	9	December 2015	1,642,957	1,633,710	(9,247)

Sold Contracts
10 Yr Mini Japan Government Bond Futures	25	December 2015	3,063,717	3,077,401	(13,684)
Brent Crude Oil Futures	9	November 2015	454,754	446,040	8,714
Coffee C Futures	14	December 2015	650,600	634,988	15,612
EURO-Bund Futures	13	December 2015	2,187,902	2,247,388	(59,486)
Fed Fund 30day Futures	65	January 2016	27,028,517	27,017,786	10,731
Fed Fund 30day Futures	65	March 2016	27,010,896	26,997,472	13,424
FTSE 100 Index Futures	11	December 2015	1,020,067	1,071,720	(51,653)
KC HRW Wheat Futures	7	December 2015	170,933	172,813	(1,880)
Nickel LME Futures	6	December 2015	352,134	361,746	(9,612)
NY Harbor USLD Futures	6	November 2015	374,482	382,208	(7,726)
PRI Aluminum LME Futures	10	December 2015	401,219	366,312	34,907
S&P 500 E Mini Futures	15	December 2015	1,423,472	1,555,275	(131,803)
S&P/TSX 60 Index Futures	8	December 2015	943,851	969,593	(25,742)
Silver Futures	3	December 2015	217,818	233,505	(15,687)
SPI 200 Futures	24	December 2015	2,138,468	2,240,275	(101,807)
Sugar 11 (World) Futures	50	February 2016	669,308	813,120	(143,812)
WTI Crude Futures	8	November 2015	367,230	372,720	(5,490)
Zinc LME Futures	4	December 2015	178,988	170,075	8,913

					$(593,422)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	13

Consolidated Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	BRL	758	USD	202	12/02/15	$7,312
Goldman Sachs Bank USA	MXN	7,351	USD	435	12/15/15	(8,904)
Goldman Sachs Bank USA	TWD	46,175	USD	1,422	12/15/15	137
Standard Chartered Bank	CLP	433,512	USD	623	12/15/15	(1,844)
Standard Chartered Bank	COP	584,884	USD	186	12/15/15	(14,819)
Standard Chartered Bank	KRW	1,133,200	USD	952	12/15/15	(39,472)
Standard Chartered Bank	USD	774	IDR	11,441,690	12/15/15	48,754
Standard Chartered Bank	USD	1,454	PEN	4,835	12/15/15	9,322
State Street Bank & Trust Co.	USD	1,144	BRL	4,648	12/02/15	49,687
State Street Bank & Trust Co.	AUD	499	USD	363	12/15/15	8,099
State Street Bank & Trust Co.	AUD	684	USD	483	12/15/15	(3,388)
State Street Bank & Trust Co.	BRL	1,210	USD	333	12/15/15	23,249
State Street Bank & Trust Co.	CAD	393	USD	301	12/15/15	60
State Street Bank & Trust Co.	CAD	262	USD	197	12/15/15	(3,439)
State Street Bank & Trust Co.	CHF	85	USD	88	12/15/15	1,063
State Street Bank & Trust Co.	CLP	116,264	USD	168	12/15/15	434
State Street Bank & Trust Co.	COP	1,676,838	USD	544	12/15/15	(31,573)
State Street Bank & Trust Co.	GBP	464	USD	717	12/15/15	1,445
State Street Bank & Trust Co.	JPY	22,780	USD	190	12/15/15	1,508
State Street Bank & Trust Co.	KRW	520,197	USD	438	12/15/15	(17,527)
State Street Bank & Trust Co.	MXN	10,338	USD	607	12/15/15	(17,061)
State Street Bank & Trust Co.	MYR	1,265	USD	303	12/15/15	8,688
State Street Bank & Trust Co.	MYR	97	USD	22	12/15/15	(114)
State Street Bank & Trust Co.	NOK	8,956	USD	1,083	12/15/15	29,686
State Street Bank & Trust Co.	NZD	281	USD	178	12/15/15	(11,937)
State Street Bank & Trust Co.	PEN	3,224	USD	982	12/15/15	6,484
State Street Bank & Trust Co.	PHP	24,650	USD	523	12/15/15	(2,728)
State Street Bank & Trust Co.	SEK	5,186	USD	618	12/15/15	10,094
State Street Bank & Trust Co.	THB	19,138	USD	522	12/15/15	(15,500)
State Street Bank & Trust Co.	TWD	21,064	USD	645	12/15/15	(3,118)
State Street Bank & Trust Co.	USD	130	AUD	186	12/15/15	2,202
State Street Bank & Trust Co.	USD	296	BRL	1,210	12/15/15	13,124
State Street Bank & Trust Co.	USD	106	COP	329,581	12/15/15	7,306
State Street Bank & Trust Co.	USD	1,013	EUR	907	12/15/15	(15,084)
State Street Bank & Trust Co.	USD	516	IDR	7,496,826	12/15/15	23,500
State Street Bank & Trust Co.	USD	1,939	INR	130,582	12/15/15	44,422
State Street Bank & Trust Co.	USD	1,308	JPY	158,803	12/15/15	8,849
State Street Bank & Trust Co.	USD	134	NOK	1,141	12/15/15	538
State Street Bank & Trust Co.	USD	280	NOK	2,373	12/15/15	(498)
State Street Bank & Trust Co.	USD	528	NZD	783	12/15/15	663
State Street Bank & Trust Co.	USD	975	PEN	3,277	12/15/15	16,438
State Street Bank & Trust Co.	USD	890	PHP	41,928	12/15/15	4,467
State Street Bank & Trust Co.	USD	239	SEK	2,027	12/15/15	(1,200)
State Street Bank & Trust Co.	USD	528	THB	19,138	12/15/15	9,209

						$148,534

14	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Market Vectors Gold Miners ETF(d)	1,200	$16.50	November 2015	$28,750	$(22,200)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Market Vectors Gold Miners ETF(d)	1,200	$14.50	November 2015	$43,149	$(52,800)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	SEK	300	8/03/25	3 Month STIBOR	1.365%	$341
Morgan Stanley & Co., LLC/(CME Group)	NZD	20	8/03/25	3 Month BKBM	3.715%	254
Morgan Stanley & Co., LLC/(CME Group)	SEK	7,050	8/17/25	3 Month STIBOR	1.293%	1,699
Morgan Stanley & Co., LLC/(CME Group)	CHF	890	9/02/25	0.256%	6 Month LIBOR	(16,061)
Morgan Stanley & Co., LLC/(CME Group)	NOK	13,190	10/02/25	6 Month NIBOR	1.900%	6
Morgan Stanley & Co., LLC/(CME Group)	CHF	1,270	10/02/25	0.210%	6 Month LIBOR	(15,131)
Morgan Stanley & Co., LLC/(CME Group)	NZD	690	10/02/25	3 Month BKBM	3.510%	(51)

						$(28,943)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
MS Global Equity Long Index	133,300	FedFundEffective Plus 0.55%	USD	13,323	11/30/15	$293
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
MSCI Daily TR Gross World USD Index	2,042	LIBOR		13,034	9/30/16	(239,304)

						$(239,011)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	15

Consolidated Portfolio of Investments

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
S&P/TSX 60 Index 1/15/16*	22.00%	CAD	9	$(7,303)	$	– 0	–	$(7,303)
JPMorgan Chase Bank, NA
S&P 500 Index 1/15/16*	20.00		$10	(10,177)		– 0	–	(10,177)
EURO STOXX 50 Index 1/15/16*	25.40	EUR	4	(5,075)		– 0	–	(5,075)
Morgan Stanley & Co. International PLC
Russell 2000 Index 1/15/16*	23.40		$7	(2,411)		– 0	–	(2,411)

Sale Contracts
Deutsche Bank AG
S&P 500 Index 11/20/15*	15.20		4	994		– 0	–	994
S&P/TSX 60 Index 11/20/15*	18.50	CAD	1	943		– 0	–	943
Goldman Sachs International
S&P/TSX 60 Index 11/20/15*	17.54		3	656		– 0	–	656
S&P/TSX 60 Index 11/20/15*	19.25		2	1,908		– 0	–	1,908
JPMorgan Chase Bank, NA
EURO STOXX 50 Index 11/20/15*	20.40	EUR	2	1,116		– 0	–	1,116
Russell 2000 Index 11/20/15*	18.50		$3	48		– 0	–	48
Russell 2000 Index 11/20/15*	18.40		1	(479)		– 0	–	(479)
S&P 500 Index 11/20/15*	15.20		1	445		– 0	–	445

				$(19,335)	$	– 0	–	$(19,335)

*	Termination date

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	One contract relates to 100 shares.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

16	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CME – Chicago Mercantile Exchange

DAX – Deutscher Aktien Index (German Stock Index)

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

FedFundEffective – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

IBEX – International Business Exchange

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WTI – West Texas Intermediate

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	17

Consolidated Portfolio of Investments

The following table represents the equity basket holdings underlying the total return swap with MS (Morgan Stanley) Global Equity Long Index as of October 31, 2015.

Security Description	Shares
MS Global Equity Long Index
Accenture PLC	800
Activision Blizzard, Inc.	2,610
Aeon Co., Ltd.	4,022
Aflac, Inc.	1,309
AGL Energy Ltd.	3,231
Alaska Air Group, Inc.	729
Alimentation Couche-Tard, Inc.	945
Allstate Corp. (The)	879
Alphabet, Inc.	228
Altria Group, Inc.	1,794
Amazon.com, Inc.	66
American International Group, Inc.	1,217
AmerisourceBergen Corp.	508
Anthem, Inc.	653
Antofagasta PLC	5,106
Apple, Inc.	1,257
Archer-Daniels-Midland Co.	1,279
Arrow Electronics, Inc.	1,096
AstraZeneca PLC	596
ASX Ltd.	1,453
Bank of America Corp.	4,170
Barclays PLC	12,989
Bayer AG	348
Berkeley Group Holdings PLC	817
Best Buy Co., Inc.	1,777
BHP Billiton Ltd.	4,230
BOC Hong Kong Holdings Ltd.	11,202
BP PLC	9,059
Broadridge Financial Solutions, Inc.	1,142
Brookfield Asset Management, Inc.	1,474
Cap Gemini SA	529
Cardinal Health, Inc.	580
CCL Industries, Inc.	255
Chevron Corp.	1,195
Chubu Electric Power Co., Inc.	3,342
Cie de Saint-Gobain	1,098
Cie Financiere Richemont SA	460
Cisco Systems, Inc.	2,997
CITIC Ltd.	21,039
Citigroup, Inc.	1,534
CNOOC Ltd.	35,119
Costco Wholesale Corp.	349
CWT Ltd.	19,264
Daimler AG	629
Deere & Co.	680
Deutsche Telekom AG	2,798
Deutsche Wohnen AG	1,407
Dollarama, Inc.	730
Electrolux AB	1,798
Eli Lilly & Co.	832
Encana Corp.	5,386

18	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

Security Description	Shares
Eni SpA	4,138
EOG Resources, Inc.	798
EXOR SpA	1,073
Expedia, Inc.	687
Exxon Mobil Corp.	1,330
FactSet Research Systems, Inc.	395
Ferrovial SA	3,183
Fiat Chrysler Automobiles NV	3,449
Ford Motor Co.	3,611
Freeport-McMoRan, Inc.	4,660
Fresenius SE & Co. KGaA	795
Fuji Media Holdings, Inc.	4,094
General Electric Co.	3,113
General Motors Co.	1,502
Gilead Sciences, Inc.	570
Goldman Sachs Group, Inc. (The)	370
Goodyear Tire & Rubber Co. (The)	1,705
HCA Holdings, Inc.	682
HOCHTIEF AG	512
HollyFrontier Corp.	1,059
Home Depot, Inc. (The)	852
HSBC Holdings PLC	7,456
Imperial Tobacco Group PLC	1,285
Industria de Diseno Textil SA	1,307
Intact Financial Corp.	687
Intel Corp.	2,212
Interpublic Group of Cos., Inc. (The)	2,955
Intesa Sanpaolo SpA	13,643
Investor AB	1,352
ITV PLC	10,131
Japan Airlines Co., Ltd.	1,173
Johnson & Johnson	792
JPMorgan Chase & Co.	1,955
Juniper Networks, Inc.	1,866
KBC Groep NV	581
Kimberly-Clark Corp.	420
Koninklijke Ahold NV	2,651
Lancashire Holdings Ltd.	3,790
LyondellBasell Industries NV	807
ManpowerGroup, Inc.	874
MasterCard, Inc.	1,028
Merck & Co., Inc.	841
MetLife, Inc.	1,004
Micron Technology, Inc.	3,034
Microsoft Corp.	3,367
Mitsubishi Tanabe Pharma Corp.	2,715
Mitsubishi UFJ Financial Group, Inc.	11,365
Mitsui & Co., Ltd.	4,888
Mitsui Fudosan Co., Ltd.	1,599
Monster Beverage Corp.	309
Motorola Solutions, Inc.	1,102
Nasdaq, Inc.	915
National Australia Bank Ltd.	2,887
Nestle SA	1,137
Next PLC	492
Nippon Express Co., Ltd.	15,052
Nippon Yusen KK	19,498

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	19

Consolidated Portfolio of Investments

Security Description	Shares
Nokia Oyj	6,679
Northrop Grumman Corp.	444
Novartis AG	517
Novo Nordisk A/S	897
Orange SA	3,150
O’Reilly Automotive, Inc.	291
Otsuka Holdings Co., Ltd.	1,456
PepsiCo., Inc.	732
Pfizer, Inc.	3,002
Philip Morris International, Inc.	978
Priceline Group, Inc. (The)	44
Public Service Enterprise Group, Inc.	1,938
Ramsay Health Care Ltd.	873
Reckitt Benckiser Group PLC	859
Regeneron Pharmaceuticals, Inc.	73
RELX PLC	3,839
Renault SA	663
Royal Bank of Canada	812
Royal Caribbean Cruises Ltd.	543
Royal Dutch Shell PLC	2,249
Safran SA	519
salesforce.com, Inc.	1,105
Schlumberger Ltd.	485
Sealed Air Corp.	1,185
Severn Trent PLC	1,517
Sherwin-Williams Co. (The)	276
Southwest Airlines Co.	1,271
Standard Chartered PLC	3,583
Starbucks Corp.	1,477
Stryker Corp.	995
Sumitomo Heavy Industries Ltd.	9,239
Sumitomo Mitsui Financial Group, Inc.	1,935
Suncor Energy, Inc.	2,656
Swiss Re AG	876
Texas Instruments, Inc.	1,189
Thales SA	666
TJX Cos., Inc. (The)	659
TOTAL SA	1,259
Toyota Motor Corp.	815
Travelers Cos., Inc. (The)	966
Tullow Oil PLC	11,657
Tyson Foods, Inc.	1,579
Unilever NV	1,232
United Technologies Corp.	740
Verizon Communications, Inc.	1,060
Vodafone Group PLC	11,833
Voya Financial, Inc.	1,237
Walt Disney Co. (The)	532
Westpac Banking Corp.	1,644
Wolters Kluwer NV	1,503
Wynn Macau Ltd.	29,975
Yahoo Japan Corp.	14,926

See notes to consolidated financial statements.

20	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,183,429)	$6,172,338
Affiliated issuers (cost $9,261,366)	9,261,366
Cash collateral due from broker	1,387,166
Foreign currencies, at value (cost $175,987)	175,897
Receivable for terminated total return swaps	985,780
Unrealized appreciation on forward currency exchange contracts	336,740
Receivable for investment securities sold	92,615
Receivable for variation margin on exchange-traded derivatives	84,797
Prepaid expenses	26,063
Unrealized appreciation on variance swaps	6,110
Receivable for terminated interest rate swaps	2,559
Receivable due from Adviser	2,064
Interest receivable	1,045
Unrealized appreciation on total return swaps	293

Total assets	18,534,833

Liabilities
Due to custodian	124,041
Options written, at value (premiums received $71,899)	75,000
Unrealized depreciation on total return swaps	239,304
Unrealized depreciation on forward currency exchange contracts	188,206
Unrealized depreciation on variance swaps	25,445
Payable for terminated total return swaps	41,159
Transfer Agent fee payable	8,008
Payable for variation margin on exchange-traded derivatives	6,751
Distribution fee payable	10
Accrued expenses	150,111

Total liabilities	858,035

Net Assets	$17,676,798

Composition of Net Assets
Capital stock, at par	$180
Additional paid-in capital	18,043,615
Undistributed net investment income	130,252
Accumulated net realized gain on investment and foreign currency transactions	246,723
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(743,972)

$17,676,798

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$9,806	1,000	$9.81	*

C	$9,757	1,000	$9.76

Advisor	$17,657,235	1,798,000	$9.82

*	The maximum offering price per share for Class A shares was $10.25 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	21

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period March 9, 2015(a) to October 31, 2015

Investment Income
Dividends—Affiliated issuers	$8,732
Interest	1,596	$10,328

Expenses
Advisory fee (see Note B)	116,400
Distribution fee—Class A	16
Distribution fee—Class C	64
Transfer agency—Class A	4
Transfer agency—Class C	7
Transfer agency—Advisor Class	8,057
Custodian	71,212
Audit and tax	57,744
Administrative	50,442
Amortization of offering expenses	47,315
Legal	13,076
Directors’ fees	12,232
Printing	8,856
Registration fees	2,091
Miscellaneous	28,274

Total expenses	415,790
Less: expenses waived and reimbursed by the Adviser (see Note B)	(264,337)

Net expenses		151,453

Net investment loss		(141,125)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(28,676)
Futures		646,129
Options written		61,672
Swaptions written		6,831
Swaps		42,213
Foreign currency transactions		(166,274)
Net change in unrealized appreciation/depreciation of:
Investments		(11,091)
Futures		(593,422)
Options written		(3,101)
Swaps		(287,289)
Foreign currency denominated assets and liabilities		150,931

Net loss on investment and foreign currency transactions		(182,077)

Net Decrease in Net Assets from Operations		$(323,202)

(a)	Commencement of operations.

See notes to consolidated financial statements.

22	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	March 9, 2015(a) to October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(141,125)
Net realized gain on investment transactions and foreign currency transactions	561,895
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(743,972)

Net decrease in net assets from operations	(323,202)
Capital Stock Transactions
Net increase	18,000,000

Total increase	17,676,798
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $130,252)	$17,676,798

(a)	Commencement of operations.

See notes to consolidated financial statements.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	23

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2015

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 26 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio (formerly AB Dynamic All Market Portfolio), AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio and AB Concentrated International Growth Fund (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select US Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 19, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Fund commenced operations on April 15, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Alternative Return Portfolio (the “Portfolio”). As part of the Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein All Market Alternative Return (Cayman) Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Portfolio and the Subsidiary commenced operations on March 9, 2015. The Portfolio is the sole shareholder of the Subsidiary and it is intended that the Strategy will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and

24	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2015, net assets of the Portfolio were $17,676,798, of which $2,727,700, or 15%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB All Market Alternative Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. No classes are being publicly offered. Class B, Class R, Class K, Class I, Class Z, Class 1 or Class 2 shares have not been issued. As of October 31, 2015, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Company is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	25

Notes to Consolidated Financial Statements

Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to

26	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	27

Notes to Consolidated Financial Statements

generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Investment Companies	$172,788		$	– 0	–	$	– 0	–	$172,788
Short-Term Investments:
Investment Companies	9,261,366			– 0	–		– 0	–	9,261,366
U.S. Treasury Bills	– 0	–		5,999,550			– 0	–	5,999,550

Total Investments in Securities	9,434,154			5,999,550			– 0	–	15,433,704
Other Financial Instruments*:
Assets:
Futures	105,893			124,862			– 0	–	230,755 #
Forward Currency Exchange Contracts	– 0	–		336,740			– 0	–	336,740
Centrally Cleared Interest Rate Swaps	– 0	–		2,300			– 0	–	2,300 #
Total Return Swaps	– 0	–		293			– 0	–	293
Variance Swaps	– 0	–		6,110			– 0	–	6,110
Liabilities:
Futures	(601,631)			(222,546)			– 0	–	(824,177)#
Forward Currency Exchange Contracts	– 0	–		(188,206)			– 0	–	(188,206)
Call Options Written	– 0	–		(22,200)			– 0	–	(22,200)
Put Options Written	– 0	–		(52,800)			– 0	–	(52,800)
Centrally Cleared Interest Rate Swaps	– 0	–		(31,243)			– 0	–	(31,243)#
Total Return Swaps	– 0	–		(239,304)			– 0	–	(239,304)
Variance Swaps	– 0	–		(25,445)			– 0	–	(25,445)

Total^	$8,938,416			$5,688,111		$	– 0	–	$14,626,527

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

28	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	29

Notes to Consolidated Financial Statements

and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Portfolio’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent,

30	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $73,378 were deferred and amortized on a straight line basis over a one year period starting from March 9, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of 1.00% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.55%, 2.30%, and 1.30% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before March 4, 2016. For the period ended October 31, 2015, such reimbursement/waivers amounted to $213,895.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended October 31, 2015, the Adviser voluntarily agreed to waive such fees in the amount of $50,442.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $61 for the period ended October 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended October 31, 2015.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	31

Notes to Consolidated Financial Statements

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended October 31, 2015 is as follows:

Market Value March 9, 2015(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2015 (000)	Dividend Income (000)
$ – 0 –	$42,125	$32,864	$9,261	$9

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended October 31, 2015 amounted to $15,961, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $-0- for Class C. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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Notes to Consolidated Financial Statements

NOTE D

Investment Transactions

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost		$15,964,560

Gross unrealized appreciation	$	– 0	–
Gross unrealized depreciation		(187,603)

Net unrealized depreciation		$(187,603)

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding
U.S. government securities)	$2,921,384		$2,754,384
U.S. government securities	– 0	–	– 0	–

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended October 31, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	33

Notes to Consolidated Financial Statements

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended October 31, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options

34	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pay a premium whether or not the option is exercised. Additionally, the Portfolio bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio write an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At October 31, 2015, the maximum payments for written put options amounted to $1,740,000. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the period ended October 31, 2015, the Portfolio held purchased options for hedging and non-hedging purposes. During the period ended October 31, 2015, the Portfolio held written options for hedging and non-hedging purposes.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	35

Notes to Consolidated Financial Statements

For the period ended October 31, 2015, the Portfolio had the following transactions in written options and swaptions:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/14	– 0	–	$	– 0	–
Options written	3,064			172,268
Options expired	(500)			(12,437)
Options bought back	(164)			(87,932)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/15	2,400			$71,899

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/14	– 0	–	$	– 0	–
Swaptions written	12,500,000			142,164
Swaptions expired	– 0	–		– 0	–
Swaptions bought back	(12,500,000)			(142,164)
Swaptions exercised	– 0	–		– 0	–

Swaptions written outstanding as of 10/31/15	– 0	–	$	– 0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest

36	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	37

Notes to Consolidated Financial Statements

hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended October 31, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the period ended October 31, 2015, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the period ended October 31, 2015, the Portfolio held total return swaps for hedging and non-hedging purposes.

38	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Variance Swaps:

The Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the period ended October 31, 2015, the Portfolio held variance swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	39

Notes to Consolidated Financial Statements

At October 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$26,455	*	Receivable/Payable for variation margin on exchange-traded derivatives	$154,321	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	124,862	*	Receivable/Payable for variation margin on exchange-traded derivatives	380,091	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	81,738	*	Receivable/Payable for variation margin on exchange-traded derivatives	321,008	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	336,740		Unrealized depreciation on forward currency exchange contracts	188,206

Equity contracts				Options written, at value	75,000

Equity contracts	Unrealized appreciation on total return swaps	293		Unrealized depreciation on total return swaps	239,304

Equity contracts	Unrealized appreciation on variance swaps	6,110		Unrealized depreciation on variance swaps	25,445

Total		$576,198			$1,383,375

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

The effect of derivative instruments on the consolidated statement of operations for the period ended October 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$176,600	$(98,923)

40	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$385,032	$(255,229)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	84,497	(239,270)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(107,107)	148,534

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(88,605)	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	43,052	– 0	–

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	6,831	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	61,672	(3,101)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(59,352)	(28,943)

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	41

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$101,565	$(258,346)

Total		$604,185	$(735,278)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the period ended October 31, 2015:

Futures:
Average original value of buy contracts	$12,922,856
Average original value of sale contracts	$19,915,653

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$12,568,051
Average principal amount of sale contracts	$13,786,360

Purchased Options:
Average monthly cost	$94,241	(a)

Inflation Swaps:
Average notional amount	$1,800,000	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$47,943,333	(c)

Total Return Swaps:
Average notional amount	$44,273,126

Variance Swaps:
Average notional amount	$320,178

(a)	Positions were open for two months during the year.

(b)	Positions were open for four months during the period.

(c)	Positions were open for six months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

42	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of October 31, 2015:

AB All Market Alternative Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$93,517	$(81,751)	$	– 0	–	$	– 0	–		$11,766

Total	$93,517	$(81,751)	$	– 0	–	$	– 0	–		$11,766

OTC Derivatives:
Deutsche Bank AG	$1,937	$(1,937)	$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs Bank USA	10,013	(8,904)		– 0	–		– 0	–		1,109
JPMorgan Chase Bank, NA	1,609	(1,609)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	293	(293)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	58,076	(56,135)		– 0	–		– 0	–		1,941
State Street Bank & Trust Co.	271,215	(123,167)		– 0	–		– 0	–		148,048

Total	$343,143	$(192,045)	$	– 0	–	$	– 0	–		$151,098	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$81,751	$(81,751)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$81,751	$(81,751)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Deutsche Bank AG	$7,303	$(1,937)	$	– 0	–	$	– 0	–		$5,366
Goldman Sachs Bank USA	8,904	(8,904)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	15,731	(1,609)		– 0	–		– 0	–		14,122
Morgan Stanley Capital Services LLC	241,715	(293)		– 0	–		(241,422)			– 0	–
Standard Chartered Bank	56,135	(56,135)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	123,167	(123,167)		– 0	–		– 0	–		– 0	–

Total	$452,955	$(192,045)	$	– 0	–		$(241,422)			$19,488	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	43

Notes to Consolidated Financial Statements

AllianceBernstein All Market Alternative Return (Cayman) Ltd.

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$8,720	$	– 0	–	$(8,720)	$	– 0	–	$	– 0	–

Total	$8,720	$	– 0	–	$(8,720)	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2015.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	March 9, 2015(a) to October 31, 2015	March 9, 2015(a) to October 31, 2015

Class A
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class C
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Advisor Class
Shares sold	1,798,000	$17,980,000

Net increase	1,798,000	$17,980,000

(a)	Commencement of operations.

44	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

NOTE F

Risks Involved in Investing in the Portfolio

Allocation Risk—The allocation of the Portfolio’s assets among different strategies and asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing better or worse than others.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Short Sales Risk— Short sales involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Portfolio may not always be able to close out a short position on favorable terms.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	45

Notes to Consolidated Financial Statements

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Portfolio or its shareholders. In addition, changes in federal tax laws applicable to the Portfolio or interpretations thereof could limit the Portfolio’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Event Driven Risk—Event Driven investing requires the Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

46	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Active Trading Risk—The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Portfolio shareholders.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Tax Information

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$40,348
Unrealized appreciation/(depreciation)	(344,587	)(a)

Total accumulated earnings/(deficit)	$(304,239)

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Portfolio did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs, foreign currency reclassifications, the tax treatment of swaps and swap clearing fees, the utilization of a net operating loss to offset capital gains and book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	47

Notes to Consolidated Financial Statements

NOTE H

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s consolidated financial statements through this date.

48	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
March 9, 2015(a) to October 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.10)
Net realized and unrealized loss on investment and foreign currency transactions	(.09)

Net decrease in net asset value from operations	(.19)

Net asset value, end of period	$ 9.81

Total Return
Total investment return based on net asset value(d)(e)	(1.90)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.55%
Expenses, before waivers/reimbursements^	3.84%
Net investment loss(b)^	(1.47)%
Portfolio turnover rate	2078%

See footnote summary on page 51.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	49

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
March 9, 2015(a) to October 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.14)
Net realized and unrealized loss on investment and foreign currency transactions	(.10)

Net decrease in net asset value from operations	(.24)

Net asset value, end of period	$ 9.76

Total Return
Total investment return based on net asset value(d)(e)	(2.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	2.30%
Expenses, before waivers/reimbursements^	4.64%
Net investment loss(b)^	(2.20)%
Portfolio turnover rate	2078%

See footnote summary on page 51.

50	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
March 9, 2015(a) to October 31, 2015

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.08)
Net realized and unrealized loss on investment and foreign currency transactions	(.10)

Net decrease in net asset value from operations	(.18)

Net asset value, end of period	$ 9.82

Total Return
Total investment return based on net asset value(d)(e)	(1.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,657
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.30%
Expenses, before waivers/reimbursements^	3.57%
Net investment loss(b)^	(1.21)%
Portfolio turnover rate	2078%

(a)	Commencement of operations.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to consolidated financial statements.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	51

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and Shareholders of the AB All Market Alternative Return Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AB All Market Alternative Return Portfolio (the “Fund”), one of the portfolios constituting AB Cap Fund, Inc., as of October 31, 2015, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the period March 9, 2015 (commencement of operations) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB All Market Alternative Return Portfolio, one of the portfolios constituting the AB Cap Fund, Inc., at October 31, 2015, and the related consolidated results of its operations, changes in its net assets and financial highlights for the period March 9, 2015 (commencement of operations) through October 31, 2015 in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	52

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Brian T. Brugman(2), Vice President Daniel J. Loewy(2), Vice President Vadim Zlotnikov(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Brugman, Loewy, and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	53

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith + 1345 Avenue of the Americas, New York, NY 10105 55 (2015)	Senior Vice President of the Adviser++ and the head of AllianceBernstein Investments, Inc. (“ABI”)++ since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

INDEPENDENT DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 74 (2015)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating, leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as a general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

54	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
John H. Dobkin, # 73 (2015)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999 - June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 - May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

Michael J. Downey, # 71 (2015)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He was Director of The Merger Fund (registered investment company) since prior to 2010 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	55

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
William H. Foulk, Jr., # 83 (2015)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

D. James Guzy, # 79 (2015)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

56	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Nancy P. Jacklin, # 67 (2015)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

Garry L. Moody, # 63 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of Board IQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	57

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Earl D. Weiner, # 76 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

++	The Adviser and ABI are affiliates of the Fund.

58	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Management of the Fund

Officer Information

Certain Information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Brian T. Brugman 35	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Daniel J. Loewy 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Vadim Zlotnikov 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	59

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of All Market Alternative Return Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is long-term growth of capital. The Adviser seeks to achieve this objective through a number of Strategies. The Portfolio will utilize the Adviser’s fundamental and quantitative research to identify and implement Strategies that in the aggregate are expected to deliver moderate absolute returns3 with low correlation to traditional asset classes such as equity and fixed income. The Adviser seeks to identify tactical investment opportunities within and across the Strategies and actively adjust the Portfolio’s exposure to each Strategy and to different approaches within each Strategy to enhance returns and control risks. The primary Strategies will be: (1) Equity Hedge; (2) Relative Value; (3) Macro; and (4) Event Driven (collectively, the “Strategies”).

Equity Hedge: The Equity Hedge Strategy involves taking long positions in certain securities or instruments in the expectation that they will increase in value and taking short positions in other securities or instruments in the expectation that they will decrease in value. The Portfolio may take long and short positions through direct purchase of securities and/or through derivatives. Under this Strategy, the Adviser may consider different factors, such as valuation and price momentum, in determining the securities and instruments in which to take long and short positions. This Strategy may invest in one or more countries, and may focus on a specified sector, industry or market capitalization at any given time.

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Returns of a magnitude that can be expected from a balanced portfolio of equity and fixed income securities.

60	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Relative Value: The Relative Value Strategy seeks to identify and benefit from price discrepancies between and among various currencies, interest rates, credit instruments and commodities. This Strategy will attempt to exploit these discrepancies through long and short positions in related assets. This Strategy may also invest in volatility derivatives related to currencies, interest rates, credit instruments and commodities.

Macro: The Macro Strategy aims to identify and exploit opportunities across global asset classes, which may be represented by indexes.4 This Strategy is driven primarily by considerations relating to asset classes and countries, including considerations of a macroeconomic or technical nature, rather than “bottom-up” individual security analysis. As part of this Strategy, the Portfolio may invest in all major markets, such as equity, fixed income, REITS, currencies and commodities, though not always at the same time, and may take long and short positions in these markets.

Event Driven: The Event Driven Strategy seeks to take advantage of information inefficiencies resulting from particular market events or themes. As part of this Strategy, the Portfolio may take long positions, or both long and short positions, in sectors or countries or in accordance with investment themes to attempt to exploit these inefficiencies. The goal of the Strategy is to profit when the price of an instrument changes to reflect more accurately the likelihood and potential impact of the occurrence, non-occurrence, of the anticipated event. The Adviser will use fundamental and quantitative analysis to seek to take advantage of specific events, and may do so through almost any type of securities or instruments, including equity securities, fixed income securities, currencies and commodities. At those times when the Adviser has not identified any events or themes that it believes the Fund can effectively take advantage of, no Portfolio assets will be allocated to this Strategy.

In pursuing these Strategies, the Portfolio may make substantial investments in a wide range of securities and financial instruments, including: various types of equity securities and related derivatives; various types of fixed income securities and related derivatives, including corporate obligations, obligations of U.S. and foreign governments, and mortgage-backed and asset-backed securities; REITS; currencies and currency derivatives; and commodity derivatives. The Adviser may make frequent changes in the composition of each of the Strategies, and as such, the Portfolio may have a high portfolio turnover. Some of the Strategies will frequently be implemented primarily through sector-based or index-based derivative instruments or ETFs, instead of specific securities or derivatives related to specific securities.

4	The focus on opportunities across asset classes helps differentiate the Macro Strategy from Relative Value Strategy, which focuses on opportunities within asset classes.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	61

The Adviser proposed the Barclays Capital 3-Month U.S. Treasury Bill Index as the Portfolio’s benchmark. The Adviser anticipates that Lipper and Morningstar will classify the Portfolio in their Alternative Multi-Strategy and Multi-Alternative categories, respectively.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”5

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
All Market Alternative Return Portfolio	1.00% of average daily net assets

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services.

5	Jones v. Harris at 1427.

62	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[6]		Fiscal Year End
All Market Alternative Return Portfolio	Class A Class C Class R Class K Class I Advisor Class Z	1.55 2.30 1.80 1.55 1.30 1.30 1.30	% % % % % % %	1.54 2.31 2.01 1.70 1.37 1.29 1.27	% % % % % % %	To Be Determined

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time

6	The Portfolio’s estimated gross expense ratios and estimated acquired fund ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	63

for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.8

The Adviser has represented that it manages certain AllianceBernstein Mutual Funds that have similar investment styles as certain of the Strategies, and the advisory fee schedules and effective fees of the retail mutual funds based on the Portfolio’s projected net assets of $250 million are set forth below:

Strategy	ABMF	Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Equity Hedge	U.S. Market Neutral Strategy	1.25% of average daily net assets	1.250%	1.000%

Equity Hedge	Global Market Neutral[9]	1.25% of average daily net assets	1.250%	1.000%

Macro	Real Asset Strategy	0.75% of average daily net assets	0.750%	1.000%

Macro	Dynamic All Market Fund	0.60% of average daily net assets	0.600%	1.000%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Global Market Neutral was liquidated on October 10, 2014.

64	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

The Board recently considered the initial Investment Advisory Agreement between the Adviser and AllianceBernstein All Market Income Portfolio (“AMI”). According to the Adviser’s presentation, AMI will be marketed, along with the Portfolio, Dynamic All Market Fund and Real Asset Strategy, as one of its multi-asset solutions to meet various desired investment outcomes. AMI’s advisory fee schedule and effective fee based on the Portfolio’s projected net assets of $250 million are set forth below:

Portfolio	Fund	Fee Schedule	AMI Effective Fee (%)	Portfolio Advisory Fee (%)
All Market Alternative Return Portfolio	All Market Income Portfolio	0.70% of average daily net assets	0.700%	1.000%

The Adviser recently launched the AllianceBernstein Multi-Manager Alternative Strategies Fund (“MMAS”) which has a somewhat similar investment strategy as the Portfolio. Like the Portfolio, MMAS seeks to achieve its investment objective through investing in alternative investments in portfolio sleeves: Long/Short Equity, Event Driven, Credit and Global Macro. However, unlike the Portfolio, whose investments are managed entirely by the Adviser, the investments within MMAS’ portfolio sleeves are managed by a number of unaffiliated sub-advisers. Accordingly, with respect to MMAS, the Adviser is responsible for selecting and allocating MMAS’ portfolio assets to the different sub-advisers. Set forth is the advisory fee charged to MMAS:

Portfolio	Fund	Fee Schedule	MMAS Effective Fee (%)	Portfolio Advisory Fee (%)
All Market Alternative Return Portfolio	MMAS	1.90% of average daily net assets[10]	1.900%	1.000%

The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as any of the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11

10	The Adviser is responsible for paying the investment advisory fee earned by each of the sub-advisers; currently, each of the sub-advisers is receiving 1.00% out of the1.90% investment advisory fee that the Adviser receives for managing MMAS.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	65

Lipper’s analysis included the comparison of the Portfolio’s contractual management fee,12 estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Within Lipper’s Alternative Multi-Strategy classification are multi-strategy funds that are either single managed (by a single adviser or sub-adviser) or multi-managed (whose investments are managed by more than one investment adviser or sub-advisers). At the request of the Senior Officer and the Adviser, Lipper only included Alternative Multi-Strategy funds that are single managed.

Portfolio	Contractual Management Fee (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile
All Market Alternative Return Portfolio	1.000	1.000	4/7	3

Set forth below is a comparison of the Portfolio’s projected total expense ratio and the medians of those Portfolio’s EGs and EUs. Also shown are the Portfolio’s total expense ratio rankings and quintiles.

Portfolio	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile	Lipper EU Median (%)	Lipper EU Rank	Lipper EU Quintile
All Market Alternative Return Portfolio	1.540	1.502	5/7	4	1.510	6/9	4

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

15	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

66	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

Based on this analysis, the Portfolio’s contractual management fee is equal to the EG median. The Portfolio’s total expense ratio is higher than the medians of the Portfolio’s EG and EU.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	67

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

68	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. The Adviser does manage Global Risk Allocation Fund, Inc. and its 1, 3, 5 year and since inception performance returns as of December 31, 2014 against their benchmarks are shown in the table below. Also

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	69

shown are the performance returns, as of September 30, 2014, of Global Market Neutral Strategy, which the Adviser managed until it was liquidated on October 10, 2014:

	Annualized Performance As of September 30, 2014
	1 Year %	3 Year %	Since Inception %
U.S. Market Neutral Strategy	0.57	-0.59	0.17
ML 3 Month Treasury Bill	0.05	0.07	0.09
S&P 500 Index	19.73	22.99	16.98
Inception Date: August 3, 2010

Global Market Neutral Strategy	-3.88	-2.13	-0.47
ML 3 Month Treasury Bill	0.05	0.07	0.09
S&P 500 Index	19.73	22.99	16.98
Inception Date: August 3, 2010

Real Asset Strategy	0.11	4.04	3.25
MSCI AC World Commodity Producers Index	3.61	4.85	1.15
Real Asset Strategy Benchmark[19]	0.79	4.53	2.91
Inception Date: March 8, 2010

Dynamic All Market Fund	6.37	N/A	6.97
60% MSCI World Index / 40% Barclays Capital Global Treasury Index (USD Hedged)	9.54	N/A	11.96
MSCI World Index	12.20	N/A	17.59
Barclays Capital Global Treasury Index (USD Hedged)	5.41	N/A	3.58
Inception Date: December 16, 2011

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the proposed advisory fee schedule for the Portfolio. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

19	The benchmark consists of an equally weighted blend of the ACWI Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow-Jones-UBS Commodity Index. Effective October 1, 2011, the Real Estate component changed from the FTSE EPRA/NAREIT Developed Index to the FTSE EPRA/NAREIT Global Index.

70	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	71

AB Family of Funds

NOTES

72	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

NOTES

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	73

NOTES

74	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

NOTES

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO •	75

NOTES

76	• AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

AB ALL MARKET ALTERNATIVE RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AMAR-0151-1015

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Alternative Return	2014	$—	$—	$—
	2015	$40,625	$—	$—

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Alternative Return	2014	$—	$—
			$—
			$—
	2015	$418,075	$—
			$—
			$—

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 21, 2015